United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 6, 2022

Date of Report (Date of earliest event reported)

CleanTech Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40611	85-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 West 25th Street, 9th Floor New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 494-9005

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLAQ	The Nasdaq Stock Market LLC
Warrants	CLAQW	The Nasdaq Stock Market LLC
Rights	CLAQR	The Nasdaq Stock Market LLC
Units	CLAQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

As previously disclosed, CleanTech Acquisition Corp., a Delaware corporation (“CleanTech”), entered into an Agreement and Plan of Merger among and with CleanTech Merger Sub, Inc., a Texas corporation and a wholly-owned subsidiary of CleanTech (“Merger Sub”), Nauticus Robotics, Inc., a Texas corporation (“Nauticus”) and Nicolaus Radford, solely in his capacity as the stockholder representative, dated December 16, 2021 (the “Merger Agreement”) pursuant to which Merger Sub will merge with and into Nauticus, with Nauticus surviving the merger as a wholly-owned subsidiary of CleanTech (the “Post-Combination Company”). The Merger Agreement was amended on January 30, 2022. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

On June 6, 2022, the Parties to the Merger Agreement entered into Amendment No. 2 to the Merger Agreement (the “Amendment”) pursuant to which the Parties agreed to increase the aggregate number of shares of the Post-Combination Company’s Common Stock to be reserved for issuance under its Incentive Plan from 5% to 10% of the fully diluted outstanding shares of its Common Stock immediately after Closing, which share reserve shall be automatically increased on an annual basis by 3% of the total number of Common Stock outstanding as provided under the Incentive Plan.

The foregoing description of the Amendment is not complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1, and the terms of which are incorporated by reference herein.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between CleanTech and Nauticus. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. CleanTech filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”), which includes a document that serves as a prospectus and proxy statement of CleanTech, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all CleanTech stockholders. CleanTech will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of CleanTech are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CleanTech through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

CleanTech and Nauticus and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from CleanTech’s stockholders in connection with the proposed transaction. A list of the names of the directors and executive officers of CleanTech and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

All statements contained in this Current Report on Form 8-K other than statements of historical facts, contain certain statements that are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “may” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean a statement is not forward looking. Indications of, and guidance or outlook on, future earnings, dividends or financial position or performance are also forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Most of these factors are outside CleanTech’s and Nauticus’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (ii) the outcome of any legal proceedings that may be instituted against CleanTech and/or Nauticus following the announcement of the Merger Agreement and the transactions contemplated therein; (iii) the inability to complete the proposed Business Combination, including due to failure to obtain approval by the stockholders of CleanTech, certain regulatory approvals, or the satisfaction of other conditions to closing in the Merger Agreement; (iv) the impact of the COVID-19 pandemic on Nauticus’ business and/or the ability of the parties to complete the proposed Business Combination; (v) the inability to maintain the listing of CleanTech shares on the Nasdaq Stock Market following the proposed Business Combination; (vi) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (vii) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of Nauticus to grow and manage growth profitably, and retain its key employees; (viii) costs related to the proposed Business Combination; (ix) changes in applicable laws or regulations; and (x) the possibility that Nauticus and/or CleanTech may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in CleanTech’s most recent filings with the SEC, including CleanTech’s Registration Statement on a Form S-4, filed with the SEC on January 31, 2022. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained herein. All subsequent written and oral forward-looking statements concerning CleanTech and/or Nauticus, the transactions described herein or other matters attributable to CleanTech, Nauticus or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of CleanTech and Nauticus expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their respective expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1	Amendment No. 2 to Agreement and Plan of Merger, dated June 6, 2022, by and among CleanTech Acquisition Corp., CleanTech Merger Sub, Inc., Nauticus, Inc., and Nicolaus Radford.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2022

CLEANTECH ACQUISITION CORP.

By:	/s/ Eli Spiro
Name:	Eli Spiro
Title:	Chief Executive Officer

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